SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K



                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                February 5, 2004
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                Date of Report (Date of Earliest Event Reported)



                                   ZiLOG, Inc.
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             (Exact name of Registrant as specified in its charter)





         Delaware                001-13748                 13-3092996
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(State of Incorporation)  (Commission file number)     (I.R.S. Employer
                                                      Identification No.)


                                 532 Race Street
                           San Jose, California 95126
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          (Address of principal executive offices, including zip code)



                                 (408) 558-8500
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              (Registrant's telephone number, including area code)



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Item 7.  Exhibits

         Designation of
         Exhibit in
         This Report                Description of Exhibit

         99.1                       ZiLOG press release dated February 5, 2004

Item 9. Information Provided Under Item 9 (Regulation FD Disclosure) and Item 12 (Results of Operations and Financial Condition)

         The following information is furnished pursuant to Item 9, "Regulation FD Disclosure" and Item 12, "Results of Operations and Financial Condition."

         On February 5, 2004, ZiLOG, Inc. issued a press release announcing its financial results for the fiscal quarter and full-year ended December 31, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report.















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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ZiLOG, INC.



                                     By: /s/ Perry Grace
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                                     Perry Grace
                                     Vice President and Chief Financial Officer

Date: February 5th, 2004














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